BRINSON SERIES
TRUST

AGGRESSIVE
GROWTH
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST -- AGGRESSIVE GROWTH PORTFOLIO            SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Aggressive Growth Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

In the first half of 2001, the major stock indices--particularly the technology-dominated Nasdaq Composite Index--essentially continued the decline that began in mid-2000. The broad sell-off in U.S. stocks officially became a bear market in March as the S&P 500 Index dipped more than 20% below its all-time high set a year earlier. Blue chip stocks also flirted with bearish territory as the Dow Jones Industrial Average fell to within a dozen points of a 20% drop before recovering in late March.

Gloomy economic news on a number of fronts beleaguered the equity markets during the first quarter of 2001. A spate of earnings disappointments (some of which missed even lowered profit targets), a deceleration in capital equipment spending, rising business inventories and shaken consumer confidence contributed to the market's decline.

In the second quarter, positive factors such as tame inflation, plunging interest rates and consumer resiliency in the face of economic stagnation were overshadowed by concerns over the continued weakness in the industrial sector. Reflecting tough times among the so-called "old economy" companies, the U.S. manufacturing capacity utilization rate for May dropped to 77.4%, the lowest since August 1983.

New economy firms suffered even steeper declines--the technology sector's operating rate of 70.3% in June was the lowest since the recession in June 1975. Coupled with a prolonged slowdown in earnings among many tech companies, the technology-dominated Nasdaq Composite Index fell 12.5% during the six-month period.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                         6 MONTHS       1 YEAR     5 YEARS   INCEPTION*
AGGRESSIVE GROWTH PORTFOLIO (CLASS H)      -4.80%       -16.63%     11.86%     11.58%

S&P 500 INDEX                              -6.70        -14.83      14.48      15.53

* Inception: since commencement of issuance on November 2, 1993. Index inception return is as of nearest month end of inception of Class H shares: October 31,1993.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

During the six months ended June 30, 2001, the Portfolio's Class H shares declined 4.80%, outperforming the S&P 500 Index's 6.70% fall. The Portfolio benefited from stock selection in the beleaguered technology sector. Selection of specific equities and a significantly overweight position in the healthcare sector--which as a group were also down during the period--also supported Portfolio performance. The insurance services stocks in the Portfolio also rose sharply. On the downside, stock selection and overweight holdings in the producers/manufacturers, energy and commercial/industrial areas negatively impacted Portfolio returns for the period.

Top-performing issues included Idec Pharmaceuticals, a San Diego-based drug research and development firm; Nvidia Corporation of Santa Clara, California, which develops software and hardware systems for entertainment platforms; and SunGard Data Systems of Wayne, Pennsylvania, a provider of integrated information technology solutions to the financial services industry.

In response to the pressures plaguing the technology sector, the Portfolio reduced technology holdings from 40.6% at the beginning of 2001 to 23.8% by mid-year. Meanwhile, exposure to healthcare stocks rose from 23.5% to 31.2% and the proportion of financial services equities increased from 7.6% to 10.8%. These adjustments to the Portfolio's holdings were made in response to our bottom-up analysis of the fundamental strengths of individual stocks.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                            6/30/01     12/31/00
--------------------------------------------------------------------------------
Number of Securities                                            78          76
Net Assets (mm)                                              $ 7.3      $  9.0
Stocks                                                       99.6%      100.4%
Cash/Other Assets                                             0.7%        0.3%
Liabilities in Excess of Other Assets                        -0.3%       -0.7%
--------------------------------------------------------------------------------

TOP FIVE SECTORS*                6/30/01                                  12/31/00
----------------------------------------------------------------------------------
Healthcare                        31.2%     Technology                     40.6%
Technology                        23.8      Healthcare                     23.5
Consumer Cyclicals                17.0      Energy                         12.8
Financial Services                10.8      Financial Services              7.6
Energy                            10.3      Utilities                       3.5
----------------------------------------------------------------------------------
Total                             93.1%     Total                          88.0%

TOP TEN HOLDINGS*                6/30/01                                  12/31/00
----------------------------------------------------------------------------------
SunGard Data Systems               3.6%     Millennium Pharmaceuticals      3.0%
Idec Pharmaceuticals               3.1      Waters                          2.8
Genzyme                            2.9      Idec Pharmaceuticals            2.7
Ivax                               2.8      Helmerich & Payne               2.5
International Game Technology      2.7      Fiserv                          2.5
Apollo Group                       2.6      SEI                             2.4
SEI                                2.5      Smith International             2.2
Nvidia                             2.3      Concord EFS                     2.0
King Pharmaceuticals               2.0      Convergys                       1.9
BJ's Wholesale Club                2.0      Rational Software               1.9
----------------------------------------------------------------------------------
Total                             26.5%     Total                          23.9%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

OUTLOOK

We believe the very economic weakness that hit home in the fourth quarter of 2000 may be setting the stage for recovery. Analysts believe that a severe drop in production, while hurting profits in the short term, could help eliminate bloated inventories and lead to a stronger economy six to 12 months from now.

On the economic front, monetary and fiscal stimulus may combine to restart the sluggish U.S. economic engine. The Federal Reserve's total 2.75% reduction in short-term interest rates through June 30, combined with the tax cut recently signed into law, are designed to provide a boost to the economy by encouraging increased borrowing and spending by businesses and consumers.

Despite difficult market conditions, we remain convinced that our unwavering focus on companies exhibiting strong fundamentals should reward our clients over the long term. Our investment philosophy guides us to move our portfolios toward strength and away from weakness each day in any market environment. Consistent with that philosophy, we look for industry leaders capable of robust earnings growth and with strong potential for positive earnings surprise. We continue to believe that our ability to uncover solid investment opportunities in any environment will once again deliver exceptional results to the Fund's investors over time.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your support and welcome any questions or comments you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
---------                                                             ----------
COMMON STOCKS--99.61%

BANKS--4.22%
    4,300           Independence Community Bank Corp.                 $   84,882
    1,600           Investors Financial Services Corp.                   107,200
    1,600           Mercantile Bankshares Corp.                           62,608
    1,800           Southwest Bancorp. of Texas*                          54,378
                                                                      ----------
                                                                         309,068
                                                                      ----------
BEVERAGES & TOBACCO--1.10%
    2,000           Pepsi Bottling Group, Inc.                            80,200
                                                                      ----------
CHEMICALS--0.84%
    1,700           Cabot Corp.                                           61,234
                                                                      ----------
CLOTHING--2.07%
    2,300           American Eagle Outfitters, Inc.*                      81,052
    1,600           Talbots, Inc.                                         70,000
                                                                      ----------
                                                                         151,052
                                                                      ----------
COMPUTER HARDWARE--1.89%
    1,600           Digital Lightwave, Inc.*                              59,136
    1,600           Mercury Computer Systems, Inc.*                       79,200
                                                                      ----------
                                                                         138,336
                                                                      ----------
COMPUTER SOFTWARE--11.54%
    2,400           Cerner Corp.*                                        100,800
      700           Internet Security Systems, Inc.*                      33,992
    2,300           Manhattan Associates, Inc.*                           91,425
    3,000           Mentor Graphics Corp.*                                52,500
    1,100           Mercury Interactive Corp.*                            65,890
    1,900           Micromuse, Inc.*                                      53,181
    1,500           Renaissance Learning, Inc.*                           75,885
    1,500           Sabre Holdings Corp.                                  75,000
    3,600           Serena Software, Inc.*                               130,824
    3,500           Sybase, Inc.*                                         57,575
    1,800           THQ, Inc.*                                           107,334
                                                                      ----------
                                                                         844,406
                                                                      ----------
DEFENSE & AEROSPACE--1.02%
    2,000           Precision Castparts Corp.                             74,840
                                                                      ----------
DRUGS & MEDICINE--14.97%
      900           Allergan, Inc.                                        76,950
    2,000           AmeriSource Health Corp., Class A*                   110,600
    3,200           Bergen Brunswig Corp., Class A                        61,504
    1,400           Forest Laboratories, Inc.*                            99,400
    3,400           Idec Pharmaceuticals Corp.*                          230,146
    5,300           Ivax Corp.*                                          206,700
    2,700           King Pharmaceuticals, Inc.*                          145,125
    3,900           Medarex, Inc.*                                        91,650
    2,400           Pharmaceutical Product Development,
                    Inc.*                                                 73,224
                                                                      ----------
                                                                       1,095,299
                                                                      ----------
EDUCATION--3.05%
    4,500           Apollo Group, Inc.*                               $  191,025
    1,400           Edison Schools, Inc.*                                 31,976
                                                                      ----------
                                                                         223,001
                                                                      ----------
ELECTRIC UTILITIES--0.91%
    3,000           NRG Energy, Inc.*                                     66,240
                                                                      ----------
ELECTRICAL EQUIPMENT--3.10%
    2,600           Amphenol Corp.*                                      104,130
    1,100           L-3 Communications Holdings, Inc.*                    83,930
    1,400           Waters Corp.*                                         38,654
                                                                      ----------
                                                                         226,714
                                                                      ----------
ENERGY RESERVES & PRODUCTION--3.04%
    1,800           Dynegy, Inc.                                          83,700
    2,500           Newfield Exploration Co.*                             80,150
    4,100           XTO Energy, Inc.                                      58,835
                                                                      ----------
                                                                         222,685
                                                                      ----------
FINANCIAL SERVICES--4.29%
    1,200           AmeriCredit Corp.*                                    62,340
    1,650           Concord EFS, Inc.*                                    85,817
    3,300           Gallagher Arthur J. & Co.                             85,800
    2,000           Heller Financial, Inc.                                80,000
                                                                      ----------
                                                                         313,957
                                                                      ----------
INDUSTRIAL PARTS--0.55%
    1,000           Shaw Group, Inc.*                                     40,100
                                                                      ----------
INFORMATION & COMPUTER SERVICES--8.34%
    1,100           Affiliated Computer Services, Inc.*                   79,101
    1,400           Fiserv, Inc.*                                         89,572
    3,800           SEI Corp.                                            180,120
    8,700           SunGard Data Systems, Inc.*                          261,087
                                                                      ----------
                                                                         609,880
                                                                      ----------
LEISURE--3.77%
    3,100           International Game Technology*                       194,525
    4,400           Oakley, Inc.*                                         81,400
                                                                      ----------
                                                                         275,925
                                                                      ----------
MEDIA--0.50%
    1,100           Time Warner Telecom, Inc.*                            36,872
                                                                      ----------
MEDICAL PRODUCTS--5.52%
    2,400           Dentsply International, Inc.                         106,440
    3,500           Genzyme Corp.*                                       213,500
    2,200           Henry Schein, Inc.*                                   84,150
                                                                      ----------
                                                                         404,090
                                                                      ----------

NUMBER OF
  SHARES                                                                                                              VALUE
---------                                                                                                          ----------
COMMON STOCKS--(CONCLUDED)

MEDICAL PROVIDERS--10.69%
    7,100           Caremark Rx, Inc.*                                                                             $  116,795
    5,100           Coventry Health Care, Inc.*                                                                       103,020
    4,900           Cytyc Corp.*                                                                                      112,945
    1,400           Laboratory Corp. of America Holdings*                                                             107,660
    1,300           Lifepoint Hospitals, Inc.*                                                                         57,564
    4,400           Lincare Holdings, Inc.*                                                                           132,044
    2,200           Mid Atlantic Medical Services, Inc.*                                                               39,446
    1,500           Quest Diagnostics, Inc.*                                                                          112,275
                                                                                                                   ----------
                                                                                                                      781,749
                                                                                                                   ----------
OIL REFINING--2.63%
    1,800           Smith International, Inc.*                                                                        107,820
    2,300           Valero Energy Corp.                                                                                84,594
                                                                                                                   ----------
                                                                                                                      192,414
                                                                                                                   ----------
OIL SERVICES--3.72%
    4,000           BJ Services Co.*                                                                                  113,520
    2,600           Helmerich & Payne, Inc.                                                                            80,132
      900           Noble Drilling Corp.*                                                                              29,475
    1,300           Tidewater, Inc.                                                                                    49,010
                                                                                                                   ----------
                                                                                                                      272,137
                                                                                                                   ----------
OTHER INSURANCE--0.91%
    2,300           Old Republic International Corp.                                                               $   66,700
                                                                                                                   ----------
PUBLISHING--1.38%
    2,400           Scholastic Corp.*                                                                                 101,040
                                                                                                                   ----------
RESTAURANTS--1.56%
    4,100           Darden Restaurants, Inc.                                                                          114,390
                                                                                                                   ----------
SECURITIES & ASSET MANAGEMENT--1.32%
    3,000           Federated Investors, Inc., Class B                                                                 96,600
                                                                                                                   ----------
SEMICONDUCTOR--4.71%
    3,000           Electro Scientific Industries, Inc.*                                                              114,300
    2,000           Integrated Device Technology*                                                                      63,380
    1,800           Nvidia Corp.*                                                                                     166,950
                                                                                                                   ----------
                                                                                                                      344,630
                                                                                                                   ----------
SPECIALTY RETAIL--1.97%
    2,700           BJ's Wholesale Club, Inc.*                                                                        143,801
                                                                                                                   ----------
Total Common Stocks (cost--$6,629,423)                                                                              7,287,360
                                                                                                                   ----------

PRINCIPAL
  AMOUNT                                                                                MATURITY       INTEREST
  (000)                                                                                   DATE           RATE
---------                                                                               --------       --------
REPURCHASE AGREEMENT--0.68%

      $50   Repurchase agreement dated 6/29/01 with State Street Bank and
              Trust Co., collateralized by $40,000 U.S. Treasury Bonds, 9.000%
              due 11/15/18 (value--$54,171); proceeds $50,016 (cost--$50,000)           07/02/01        3.930%         50,000
                                                                                                                   ----------
Total Investments (cost--$6,679,423)--100.29%                                                                       7,337,360
Liabilities in excess of other assets--(0.29)%                                                                        (21,501)
                                                                                                                   ----------
Net Assets--100.00%                                                                                                $7,315,859
                                                                                                                   ==========

----------
*     Non-income producing security

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$6,679,423)                                                  $ 7,337,360
Cash                                                                                                            285
Dividends and interest receivable                                                                               786
Other assets                                                                                                  1,123
                                                                                                        -----------
Total assets                                                                                              7,339,554
                                                                                                        -----------
LIABILITIES
Payable to affiliates                                                                                         4,968
Accrued expenses and other liabilities                                                                       18,727
                                                                                                        -----------
Total liabilities                                                                                            23,695
                                                                                                        -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--1,351,606 (unlimited amount authorized)       7,727,301
Accumulated net investment loss                                                                             (53,004)
Accumulated net realized losses from investment transactions                                             (1,016,375)
Net unrealized appreciation of investments                                                                  657,937
                                                                                                        -----------
Net assets                                                                                              $ 7,315,859
                                                                                                        ===========
Net asset value, offering price and redemption value per share                                          $      5.41
                                                                                                        ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                        FOR THE SIX
                                                                       MONTHS ENDED
                                                                       JUNE 30, 2001
                                                                        (UNAUDITED)
                                                                       -------------
INVESTMENT INCOME:
Dividends                                                              $     9,621
Interest                                                                     4,511
                                                                       -----------
                                                                            14,132
                                                                       -----------
EXPENSES:
Investment advisory and administration                                      29,091
Professional fees                                                           17,480
Reports and notices to shareholders                                         11,480
Trustees' fees                                                               3,750
Custody and accounting                                                       2,315
Transfer agency and related services fees                                      750
Other expenses                                                               2,279
                                                                       -----------
                                                                            67,145
Less: Fee waiver from advisor                                                   (9)
                                                                       -----------
Net expenses                                                                67,136
                                                                       -----------
Net investment loss                                                        (53,004)
                                                                       -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from investment transactions                        (1,004,152)
Net change in unrealized appreciation/depreciation of investments          580,660
                                                                       -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES             (423,492)
                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  (476,496)
                                                                       ===========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE SIX
                                                                       MONTHS ENDED           FOR THE
                                                                       JUNE 30, 2001         YEAR ENDED
                                                                        (UNAUDITED)      DECEMBER 31, 2000
                                                                       -------------     -----------------
FROM OPERATIONS:
Net investment loss                                                     $   (53,004)       $   (145,110)
Net realized gains (losses) from investment transactions                 (1,004,152)          2,689,986
Net change in unrealized appreciation/depreciation of investments           580,660          (2,696,698)
                                                                        -----------        ------------
Net decrease in net assets resulting from operations                       (476,496)           (151,822)
                                                                        -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions                          (2,535,883)         (7,222,937)
                                                                        -----------        ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                        223,043             267,737
Cost of shares repurchased                                               (1,416,231)         (6,620,882)
Proceeds from dividends reinvested                                        2,535,883           7,222,937
                                                                        -----------        ------------
Net increase in net assets from beneficial interest transactions          1,342,695             869,792
                                                                        -----------        ------------
Net decrease in net assets                                               (1,669,684)         (6,504,967)

NET ASSETS:
Beginning of period                                                       8,985,543          15,490,510
                                                                        -----------        ------------
End of period                                                           $ 7,315,859        $  8,985,543
                                                                        ===========        ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Aggressive Growth Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment advisor and administrator of the Portfolio, or by Nicholas-Applegate Capital Management L.P. ("NACM") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISOR AND ADMINISTRATOR

      The Board has approved an investment advisory and administration contract between the Fund and Brinson Advisors ("Advisory Contract"), under which Brinson Advisors serves as investment advisor and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio's average daily net assets. Brinson Advisors has entered into a sub-advisory contract with NACM dated April 19, 2001 ("NACM Contract"), pursuant to which NACM serves as investment sub-advisor for the Portfolio. Under the NACM contract, Brinson Advisors (not the Portfolio) pays NACM a fee, accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $4,962 in investment advisory and administration fees. Brinson Advisors waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in Brinson Private Money Market Fund LLC. For the six months ended June 30, 2001, Brinson Advisors waived $9.

      For the six months ended June 30, 2001, the Portfolio did not pay brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolio.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2001, UBS PaineWebber earned $218 in compensation as the Portfolio's lending agent and the Portfolio earned compensation of $74, net of fees, rebates and expenses. At June 30, 2001, the Portfolio owed UBS PaineWebber $6 in compensation for its services as lending agent. UBS PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

      At June 30, 2001, there were no securities on loan from the Portfolio.

----------
*     UBS PaineWebber is a service mark of UBS AG.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)   $ 1,085,384
Gross depreciation (investments having an excess of cost over value)      (427,447)
                                                                       -----------
Net unrealized appreciation of investments                             $   657,937
                                                                       ===========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $3,190,450 and $4,497,358, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                FOR THE SIX            FOR THE
                                                MONTHS ENDED          YEAR ENDED
                                               JUNE 30, 2001       DECEMBER 31, 2000
                                               -------------       -----------------
Shares sold                                        38,207                18,125
Shares repurchased                               (249,271)             (616,025)
Dividends reinvested                              543,015               709,522
                                                 --------              --------
Net increase                                      331,951               111,622
                                                 ========              ========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        FOR THE SIX                FOR THE YEARS ENDED DECEMBER 31,
                                                        MONTHS ENDED    ------------------------------------------------------
                                                       JUNE 30, 2001
                                                        (UNAUDITED)      2000        1999        1998        1997        1996
                                                       -------------    ------     -------     -------     -------     -------
Net asset value, beginning of period                      $ 8.81        $17.06     $ 13.64     $ 13.40     $ 13.09     $ 11.34
                                                          ------        ------     -------     -------     -------     -------
Net investment loss                                        (0.04)        (0.14)      (0.18)      (0.12)      (0.09)      (0.10)
Net realized and unrealized gains (losses) from
  investments                                              (0.79)         0.48        3.60        2.15        2.78        2.93
                                                          ------        ------     -------     -------     -------     -------
Net increase (decrease) from investment operations         (0.83)         0.34        3.42        2.03        2.69        2.83
                                                          ------        ------     -------     -------     -------     -------
Distributions from net realized gains from investment
  activities                                               (2.57)        (8.59)         --       (1.79)      (2.38)      (1.08)
                                                          ------        ------     -------     -------     -------     -------
Net asset value, end of period                            $ 5.41        $ 8.81     $ 17.06     $ 13.64     $ 13.40     $ 13.09
                                                          ======        ======     =======     =======     =======     =======
Total investment return (1)                                (4.80)%       (4.76)%     25.07%      15.30%      20.76%      25.23%
                                                          ======        ======     =======     =======     =======     =======
Ratios/Supplemental data:
Net assets, end of period (000's)                         $7,316        $8,986     $15,491     $18,715     $19,076     $19,167
Expenses to average net assets                              1.74%*        1.42%       1.38%       1.21%       1.18%       1.52%
Net investment loss to average net assets                  (1.37)%*      (1.12)%     (0.95)%     (0.70)%     (0.59)%     (0.74)%
Portfolio turnover                                            40%          124%        135%         73%         89%        115%

----------
*     Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period less than one year has not been annualized.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on April 19, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                SHARES    SHARES VOTED  SHARES
PROPOSAL 1                                                                    VOTED FOR     AGAINST     ABSTAIN
                                                                              ---------   ------------  -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN BRINSON
ADVISORS, INC. ("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET
MANAGEMENT INC.) AND NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P. WITH
RESPECT TO AGGRESSIVE GROWTH PORTFOLIO ("FUND").                               942,392      41,990      2,685

                                                                                SHARES    SHARES VOTED  SHARES
PROPOSAL 2                                                                    VOTED FOR     AGAINST     ABSTAIN
                                                                              ---------   ------------  -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND BRINSON
SERIES TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS FOR
THE FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT
FURTHER SHAREHOLDER APPROVAL.                                                  931,188      53,193      2,685

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved